HIOSCAR.COM Oscar Health, Inc. Fourth Quarter and Full Year 2021 Earnings Presentation February 10, 2022

HIOSCAR.COM 2 Safe Harbor Statement and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct and assumed policy premiums, medical loss ratio, InsuranceCo administrative expense ratio, adjusted administrative expense ratio, adjusted EBITDA, and other financial performance, and the related underlying assumptions, our business and financial prospects, general and healthcare industry market conditions and trends, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy; our ability to maintain or enter into new partnerships or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare; changes or developments in the health insurance markets in the United States, including passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the Securities and Exchange Commission (“SEC”), and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

HIOSCAR.COM 3 Strong Membership Gains to Close Out the Year ● Total quarter end membership increased 49% YoY to 598,200 in 4Q21 from 402,000 in 4Q20 ● Membership growth was primarily driven by growth in the Individual book of business during the Open Enrollment and Special Enrollment Periods, as well as Medicare Advantage and Cigna + Oscar growth Total Membership +49%

HIOSCAR.COM 4 44% Premium Growth Outpaced Membership Growth ● Direct and Assumed Policy Premiums increased 59% YoY driven by membership growth, including SEP growth, and business mix shift to higher premium Silver and MA plans Direct and Assumed Policy Premiums (millions) +59%

Premiums Earned (millions) HIOSCAR.COM 5 4Q21 Premiums Earned Up ~3x, Driven by Strong Membership Growth and Lower Quota Share 4Q21 Premiums Walk (millions) Quota Share as % of Premiums before Ceded: 68% 27% +214% ($213M)

4Q21 MLR Lower YoY due to PPD and One-Time Items

4Q21 MLR

- 4Q21 MLR of 97.9% improved 10 pts YoY driven largely by favorable PPD in 4Q21 and certain one-time items in the comparable period
- Net COVID costs in 4Q21 were in-line with expectations

FY 2021 MLR

- FY 2021 MLR of 88.9% increased ~400bps YoY due to higher net COVID costs, and to a lesser extent, the effect of SEP growth
- Net COVID costs were ~500bps in FY 2021
- Lower non-COVID utilization partially offset direct COVID costs

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HIOSCAR.COM 7 4Q21 Admin Ratio Lower YoY Driven by Op Leverage, Efficiencies, and Repeal of the HIF ● 4Q21 InsuranceCo Administrative Expense Ratio of 24.5% decreased ~12 pts YoY ● The YoY decrease was largely driven by fixed operating leverage, variable expense efficiencies, and the repeal of the HIF in FY 2021, and one-time items in 4Q20 4Q21 InsuranceCo Admin Ratio ● FY 2021 InsuranceCo Administrative Expense Ratio of 21.8% decreased ~430bps YoY ● The YoY decrease was driven by operating leverage from higher revenue, variable expense efficiencies, and the repeal of the HIF in FY 2021 FY 2021 InsuranceCo Admin Ratio

HIOSCAR.COM 8 4Q21 Combined Ratio Lower YoY Due to Lower MLR and Admin Ratio 4Q21 Combined Ratio FY 2021 Combined Ratio ● FY 2021 InsuranceCo Combined Ratio of 110.7%, reflecting the sum of the MLR and InsuranceCo Administrative Expense Ratio, was roughly flat YoY ● The lower benefit of the YoY InsuranceCo Administrative Expense Ratio was essentially offset by the increase in the MLR in FY 2021 ● 4Q21 InsuranceCo Combined Ratio of 122.4%, reflecting the sum of the MLR and the InsuranceCo Administrative Expense Ratio decreased ~22 pts YoY ● The YoY decrease was driven by the same factors that drove the MLR and InsuranceCo Administrative Expense Ratio lower YoY

Executing on Path to Profitability Demonstrated by Lower YoY Adjusted Administrative Expense Ratio

4Q21 Adj. Admin Expense Ratio

- 4Q21 Adj. Administrative Expense Ratio of 34.4% decreased ~15 pts YoY
- The YoY decrease was largely driven by fixed cost leverage, variable efficiencies, and the repeal of the HIF in FY 2021

FY 2021 Adj. Admin Expense Ratio

- FY 2021 Adj. Administrative Expense Ratio of 28.9% decreased ~540bps YoY
- The YoY decrease was driven by fixed cost leverage, variable efficiencies, and the repeal of the HIF in FY 2021

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HIOSCAR.COM 10 4Q21 Adj. EBITDA Loss Decreased due to Improved Combined Ratio 4Q21 Adjusted EBITDA FY 2021 Adjusted EBITDA ● FY 2021 Adjusted EBITDA loss of ($430M) increased $27M YoY ● The increase in the loss YoY was largely driven by higher membership volume and an essentially flat InsuranceCo Combined Ratio YoY, as well as, higher HoldCo expenses, which were partially offset by lower PDR and quota share impacts ● 4Q21 Adjusted EBITDA loss of ($164M) decreased $52M YoY ● The decrease in loss YoY was driven by the improved InsuranceCo Combined Ratio, as well as, lower YoY PDR impact. These benefits were partially offset by lower quota share benefit YoY and higher SG&A expenses attributable to our Holding Company (“HoldCo expenses”) (1) Adjusted EBITDA is a non-GAAP financial measure. See “Appendix” for a reconciliation to net loss. Net loss was ($197.7M) for 4Q21 vs. ($189.9M) for 4Q20, and ($571.4M) for FY 2021 vs. ($406.8M) for FY 2020.

HIOSCAR.COM 11 44% Oscar’s Differentiated Member Experience is Driving Strong Top-Line Growth ● Direct and Assumed Policy Premiums are expected to increase ~70% on CAGR basis from 2019 - 2022e ● Strong top-line growth driven by membership growth, as well as, business mix shifts to higher premium plans Direct and Assumed Policy Premiums (millions) ~70% CAGR * Using the midpoint of 2022 guidance range

HIOSCAR.COM 12 44% Disciplined Pricing Leading to Limited MLR Volatility Despite Strong Membership Growth and COVID/SEP Impacts ● Robust membership and premium growth has driven limited MLR volatility over the past several years ● MLR performance demonstrates disciplined and balanced pricing strategy with focus on growth and margin improvement Medical Loss Ratio * Using the midpoint of 2022 guidance range

HIOSCAR.COM 13 44% Robust Top-Line Growth Driving Operating Leverage ● InsuranceCo Administrative Expense Ratio projected to decline ~550bps between 2019 and 2022e ● Strong top-line growth expected to continue to drive InsuranceCo Administrative Expense Ratio lower as operating leverage and tech efficiencies from scale are realized InsuranceCo Administrative Expense Ratio * Using the midpoint of 2022 guidance range

14 Full-Year 2022 Outlook Low Direct & Assumed Policy Premiums $6,100M Medical Loss Ratio 84.0% InsuranceCo Admin Ratio 19.5% Combined Ratio 104% High $6,400M 86.0% 20.5% 106% Adjusted Administrative Expense Ratio 24% 26% (1) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Operating and Non-GAAP Metrics” in our press release announcing our results for the three months ended December 31, 2021. Adjusted EBITDA(1) ($480M) ($380M) HIOSCAR.COM

HIOSCAR.COM 15 Appendix: Adjusted EBITDA GAAP Reconciliation December 31, 2021* December 31, 2020* Net loss $ (197,742) $ (189,870) Interest expense 397 3,514 Other expense 1,201 - Income tax expense (benefit) (111) (481) Depreciation and amortization 3,970 3,295 Stock-based compensation/warrant expense 28,268 19,495 Other non-recurring items - (52,436) Adjusted EBITDA $ (164,017) $ (216,483) Three Months Ended *(in thousands)

HIOSCAR.COM 16 Appendix: Adjusted EBITDA GAAP Reconciliation December 31, 2021* December 31, 2020* Net loss $ (571,426) $ (406,825) Interest expense 4,720 3,514 Other expense 1,201 - Income tax expense (benefit) 846 1,045 Depreciation and amortization 14,605 11,285 Stock-based compensation/warrant expense 99,152 40,970 Other non-recurring items 21,076 (52,436) Adjusted EBITDA $ (429,826) $ (402,447) Twelve Months Ended *(in thousands)